UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Beaufont Springs Drive, Suite 300, Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ALRT	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER ITEMS

Modification of Rights Offering Expiration Date

Pursuant to its Registration Statement on Form S-1 (Registration No. 333-249835) and Prospectus dated December 4, 2020, as amended and supplemented, ALR Technologies Inc. (“we”, “us”, “our”, and the “Company”) has distributed, at no charge to our stockholders, non-transferable subscription rights to purchase up to an aggregate of 127,522,227 shares of our common stock, $0.001 par value per share (the “Rights Offering”).

On December 30, 2020, the board of directors of the Company approved an extension of the Rights Offering until January 22, 2021, in order to accommodate delays in the mailing of offering materials resulting from the holiday season. Any Subscription Rights that are not exercised prior to 5:00 p.m., Eastern Time, on the January 22, 2021 (the “Expiration Date”) will expire, have no value and cease to be exercisable for shares of Common Stock.

The Company has incorporated into this Current Report on Form 8-K (as exhibits 99.1 through 99.8) revised offering materials which reflect the new Expiration Date. New offering materials will not be mailed to the registered and beneficial holders of record on the record date of the Rights Offering, however previously distributed materials will be accepted and honored on their terms until 5:00 p.m., Eastern Time on January 22, 2021. In addition, Notices of Guaranteed delivery will be accepted by the subscription agent until 5 pm Eastern Time on January 26, 2021, being the second business day following the Expiration Date.

Shareholders or their representatives may obtain additional information regarding the Rights Offering by contacting the Company’s information agent, Pacific Stock Transfer Company, toll free at (800)785-7782, by email at info@pacificstocktransfer.com, or by mail at 6725 Via Austi Pkwy Suite 300, Las Vegas, NV 89119, United States.

Rights Offering Documents

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1	Letter to Record Holders
99.2	Letter to Beneficial Holders
99.3	Form of Rights Certificate (and Instructions for Use of Rights Certificate)
99.4	Form of Notice of Guaranteed Delivery
99.5	Notice of Important Tax Information
99.6	Form of Letter to Clients of Nominee Holders
99.7	Form of Beneficial Holder Election Form
99.8	Nominee Holder Certification Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2020

ALR TECHNOLOGIES INC.

/s/ Sidney Chan
Sidney Chan
Chief Executive Officer and Chairman of the Board of Directors